Exhibit 10.56
AMENDED AND RESTATED
SUBSIDIARY GUARANTY AGREEMENT
     THIS AMENDED AND RESTATED SUBSIDIARY GUARANTY AGREEMENT (this “Guaranty Agreement”), dated as of January 15, 2010, is made by EACH OF THE UNDERSIGNED AND EACH OTHER PERSON WHO SHALL BECOME A PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT WHICH IDENTIFIES SUCH PERSON THEREIN AS A “REVOLVING SUBSIDIARY GUARANTOR” (each a “Guarantor” and collectively the “Guarantors”) to BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) now or hereafter party to the Revolving Credit Agreement defined below (collectively with the Administrative Agent, and certain other Persons parties to Related Swap Contracts and Secured Treasury Management Arrangements as more particularly described in Section 19 hereof, the “Revolving Secured Parties”). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Revolving Credit Agreement.
W I T N E S S E T H:
     WHEREAS, Sonic Automotive, Inc., a Delaware corporation (“the Company”), certain Subsidiaries of the Company party thereto (each an “Existing New Vehicle Borrower”), certain of the Lenders (the “Existing Lenders”) and the Administrative Agent entered into that certain Credit Agreement dated February 17, 2006 (as amended prior to (but excluding) the date hereof, the “Existing Credit Agreement”), pursuant to which certain of the Existing Lenders agreed to make available (a) to the Company, a revolving credit facility, including a letter of credit subfacility and a swingline subfacility, (b) to the Existing New Vehicle Borrowers, a revolving new vehicle floorplan facility, including a new vehicle swingline subfacility and (c) to the Company, a revolving used vehicle floorplan facility, including a used vehicle swingline subfacility; and
     WHEREAS, certain Subsidiaries of the Company (the “Existing Guarantors”) entered into a Guaranty Agreement dated as of February 17, 2006 (the “Existing Guaranty Agreement”) pursuant to which the Existing Guarantors have guaranteed the payment and performance of the obligations of the Company, the New Vehicle Borrowers and the other Loan Parties (as defined in the Existing Credit Agreement) under the Existing Credit Agreement and other loan documents related thereto; and
     WHEREAS, the Company has requested that the Existing Credit Agreement be amended and restated in order to, among other things, (a) extend the maturity date of the revolving credit facility provided therein, (b) reduce the maximum aggregate amount of the revolving credit facility provided therein to $150,000,000, and (c) make certain other amendments to the Existing Credit Agreement on the terms and conditions set forth in that certain Amended and Restated Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”) among the Company, the Administrative Agent and the Lenders; and

     WHEREAS, the Company, the Administrative Agent and the Lenders have agreed to enter into the Revolving Credit Agreement, subject to, among other things, a condition that the parties amend and restate the Existing Guaranty Agreement as provided herein; and
     WHEREAS, each Guarantor is, directly or indirectly, a Subsidiary of the Company; and
     WHEREAS, each Guarantor will materially benefit from the Loans to be made, and the Letters of Credit to be issued, under the Revolving Credit Agreement; and
     WHEREAS, each Guarantor is required to enter into this Guaranty Agreement pursuant to the terms of the Revolving Credit Agreement; and
     WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Revolving Credit Agreement by the Revolving Secured Parties was the obligation of the Company to cause each Guarantor to enter into this Guaranty Agreement, and the Revolving Secured Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Guarantors enter into this Guaranty Agreement;
          NOW, THEREFORE, in order to induce (i) the Lenders to amend and restate the Existing Credit Agreement and (ii) the Revolving Secured Parties to make available to the Company or maintain the credit facilities provided for in the Revolving Credit Agreement, the parties hereto agree that the Existing Guaranty Agreement is hereby amended and restated in this Guaranty Agreement as follows:
     1. Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Administrative Agent for the benefit of the Revolving Secured Parties the payment and performance in full of the Guaranteed Liabilities (as defined below). For all purposes of this Guaranty Agreement, “Guaranteed Liabilities” means: (a) the Company’s prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Revolving Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Company to any one or more of the Revolving Secured Parties, including principal, interest, premiums and fees (including, but not limited to, loan fees and reasonable fees, charges and disbursements of counsel (“Attorney Costs”)); (b) each Loan Party’s prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by such Loan Party under the Revolving Credit Agreement, the Notes and all other Loan Documents; and (c) the prompt payment in full by each Loan Party, when due or declared due and at all such times, of obligations and liabilities now or hereafter arising under Related Swap Contracts and Secured Cash Management Arrangements. The Guarantors’ obligations to the Revolving Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the “Guarantors’ Obligations” and, with respect to each Guarantor individually, the “Guarantor’s Obligations”. Notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor’s Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

     Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Guaranteed Liabilities.
     The Guarantors’ Obligations are secured by various Security Instruments referred to in the Revolving Credit Agreement, including without limitation, the Security Agreement and the Pledge Agreement.
     2. Payment. If the Company or any other Loan Party shall default in payment or performance of any of the Guaranteed Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and Attorney Costs), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Revolving Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Revolving Credit Agreement, then any or all of the Guarantors will, upon demand thereof by the Administrative Agent, fully pay to the Administrative Agent, for the benefit of the Revolving Secured Parties, subject to any restriction on each Guarantor’s Obligations set forth in Section 1 hereof, an amount equal to all the Guaranteed Liabilities then due and owing.
     3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantors’ Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty Agreement and all Security Instruments to which it is a party by reason of:
     (a) any lack of legality, validity or enforceability of the Revolving Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors’ Obligations, any of the Guaranteed Liabilities, or any other guaranty of any of the Guaranteed Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the “Related Agreements”);
     (b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;
     (c) any acceleration of the maturity of any of the Guaranteed Liabilities, of the Guarantor’s Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;
     (d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Guaranteed Liabilities, for any of the Guarantor’s Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;
     (e) any dissolution of the Company or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of the Company or any

Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Company or any Guarantor or any other party to a Related Agreement;
     (f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, any acceptance of late or partial payments under, or any change in the amount of any borrowings or any credit facilities available under, the Revolving Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;
     (g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Guaranteed Liabilities (including without limitation the Guarantor’s Obligations of any other Guarantor and obligations arising under any other Guaranty now or hereafter in effect);
     (h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Revolving Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Guaranteed Liabilities, any of the Guarantor’s Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;
     (i) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to the Company or any other Loan Party or to any collateral in respect of the Guaranteed Liabilities or Guarantors’ Obligations, whether arising under North Carolina General Statutes Sections 26-7 and 26-9 or otherwise.
It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors’ Obligations hereunder and under each Joinder Agreement shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.
     4. Currency and Funds of Payment. All Guarantors’ Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Guaranteed Liabilities, or the rights of any Revolving Secured Party with respect thereto as against any Loan Party, or cause or permit to be invoked any alteration in the time, amount or manner of payment by any Loan Party of any or all of the Guaranteed Liabilities.
     5. Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Guaranteed Liabilities, at the Administrative

Agent’s election and without notice thereof or demand therefor, the Guarantors’ Obligations shall immediately be and become due and payable.
     6. Subordination. Until this Guaranty Agreement is terminated in accordance with Section 22 hereof, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (i) of the Company, to the payment in full of the Guaranteed Liabilities, (ii) of every other Guarantor (an “obligated guarantor”), to the payment in full of the Guarantors’ Obligations of such obligated guarantor, and (iii) of each other Person now or hereafter constituting a Loan Party, to the payment in full of the obligations of such Loan Party owing to any Revolving Secured Party and arising under the Loan Documents, Related Swap Contracts or Secured Cash Management Arrangements. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Administrative Agent, paid over forthwith to the Administrative Agent for the benefit of the Revolving Secured Parties on account of the Guaranteed Liabilities, the Guarantors’ Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of the Revolving Secured Parties separate and apart from all other funds, property and accounts of such Guarantor.
     7. Suits. Each Guarantor from time to time shall pay to the Administrative Agent for the benefit of the Revolving Secured Parties, on demand, at the Administrative Agent’s Office or such other address as the Administrative Agent shall give notice of to such Guarantor, the Guarantors’ Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Administrative Agent may proceed to suit against any one or more or all of the Guarantors. At the Administrative Agent’s election, one or more and successive or concurrent suits may be brought hereon by the Administrative Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Company, any other Guarantor, or any other Person and whether or not the Revolving Secured Parties have taken or failed to take any other action to collect all or any portion of the Guaranteed Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Guaranteed Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.
     8. Set-Off and Waiver. Each Guarantor waives any right to assert against any Revolving Secured Party as a defense, counterclaim, set-off, recoupment or cross claim in respect of its Guarantor’s Obligations, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Company or any or all of the Revolving Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. Each Guarantor agrees that each Revolving Secured Party shall have a lien for all the Guarantor’s Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Revolving Secured Party or otherwise in the possession or control of such Revolving Secured Party for any purpose (other than solely for safekeeping) for the account or benefit of such Guarantor, including any balance of any deposit account or of any credit of such Guarantor with the Revolving Secured Party, whether now existing or hereafter established, and hereby authorizes each Revolving Secured Party from and after the occurrence of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Guarantor’s Obligations to the Revolving Secured Parties then due and in such amounts as provided for in the Revolving Credit Agreement or otherwise as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Revolving Secured Party as soon as the same may be put in transit to it by mail or carrier or by other bailee.
     9. Waiver of Notice; Subrogation.
     (a) Each Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders’ heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of the Company or any other Loan Party, or otherwise entering into arrangements with any Loan Party giving rise to Guaranteed Liabilities, whether pursuant to the Revolving Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. Each Guarantor agrees that each Revolving Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Revolving Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor’s Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.
     (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor’s Obligations under this Guaranty Agreement may be enforced by the Administrative Agent on behalf of the Revolving Secured Parties upon demand by the Administrative Agent to such Guarantor without the Administrative Agent being required, such Guarantor expressly waiving to the extent permitted by law any right it may have to require the Administrative Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Company or any other Guarantor or any other guarantor of the Guaranteed Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Administrative Agent or any Lender or other party to a Related Agreement by the Company, any other Guarantor or any other Person on account of the Guaranteed Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE ADMINISTRATIVE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE ADMINISTRATIVE AGENT, EFFECTIVE AS OF THE FIRST DATE ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE REVOLVING CREDIT AGREEMENT.

     (c) Each Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Guaranteed Liabilities unless and until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Loan Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Loan Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by any Guarantor against the estate of any other Loan Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Loan Party. If an amount shall be paid to any Guarantor on account of such rights at any time prior to termination of this Guaranty Agreement in accordance with the provisions of Section 22 hereof, such amount shall be held in trust for the benefit of the Revolving Secured Parties and shall forthwith be paid to the Administrative Agent, for the benefit of the Revolving Secured Parties, to be credited and applied upon the Guarantors’ Obligations, whether matured or unmatured, in accordance with the terms of the Revolving Credit Agreement or otherwise as the Revolving Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantors’ Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 22 hereof, and occurrence of the Facility Termination Date.
     10. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 22 hereof. Any claim or claims that the Revolving Secured Parties may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Administrative Agent on behalf of the Revolving Secured Parties by written notice directed to such Guarantor in accordance with Section 24 hereof.
     11. Representations and Warranties. Each Guarantor warrants and represents to the Administrative Agent, for the benefit of the Revolving Secured Parties, that it is duly authorized to execute and deliver this Guaranty Agreement (or the Joinder Agreement to which it is a party, as applicable), and to perform its obligations under this Guaranty Agreement, that this Guaranty Agreement (or the Joinder Agreement to which it is a party, as applicable) has been duly executed and delivered on behalf of such Guarantor by its duly authorized representatives; that this Guaranty Agreement (and any Joinder Agreement to which such Guarantor is a party) is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles; and that such Guarantor’s execution, delivery and performance of this Guaranty Agreement (and any Joinder Agreement to which such Guarantor is a party) do not violate or constitute a breach of any of its Organizational Documents, any agreement or instrument to which such Guarantor is a party, or any law, order, regulation, decree or award of any governmental authority or arbitral body to which it or its properties or operations is subject.

     12. Expenses. Each Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including Attorney Costs, incurred by any Revolving Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.
     13. Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Revolving Secured Party in respect of any Guaranteed Liabilities is rescinded or must be restored for any reason, or is repaid by any Revolving Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.
     14. Attorney-in-Fact. To the extent permitted by law, each Guarantor hereby appoints the Administrative Agent, for the benefit of the Revolving Secured Parties, as such Guarantor’s attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Administrative Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.
     15. Reliance. Each Guarantor represents and warrants to the Administrative Agent, for the benefit of the Revolving Secured Parties, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Company, information concerning the Loan Parties and the Loan Parties’ financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement and any Joinder Agreement (“Other Information”), and has full and complete access to the Loan Parties’ books and records and to such Other Information; (b) such Guarantor is not relying on any Revolving Secured Party or its or their employees, directors, agents or other representatives or Affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of the Revolving Credit Agreement and such other Loan Documents and Related Agreements as it has requested, is executing this Guaranty Agreement (or the Joinder Agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement (and any Joinder Agreement); (d) such Guarantor has relied solely on the Guarantor’s own independent investigation, appraisal and analysis of each Loan Party, each Loan Party’s financial condition and affairs, the “Other Information”, and such other matters as it deems material in deciding to provide this Guaranty Agreement (and any Joinder Agreement) and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Revolving Secured Party or its or their employees, directors, agents or other representatives or Affiliates, for any information whatsoever concerning any Loan Party or any Loan Party’s financial condition and affairs or any other matters material to such Guarantor’s decision to provide this Guaranty Agreement (and any Joinder Agreement), or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that no Revolving Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning any Loan Party or any Loan Party’s financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from any Revolving Secured Party or its or their employees, directors, agents or other representatives or Affiliates, such Guarantor will independently verify the information and will not rely on any Revolving Secured Party or its or their employees, directors, agents or other representatives or Affiliates, with respect to such information.
     16. Rules of Interpretation. The rules of interpretation contained in Sections 1.03 and 1.06 of the Revolving Credit Agreement shall be applicable to this Guaranty Agreement and each Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.
     17. Entire Agreement. This Guaranty Agreement and each Joinder Agreement, together with the Revolving Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 22, neither this Guaranty Agreement nor any Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Revolving Credit Agreement.
     18. Binding Agreement; Assignment. This Guaranty Agreement, each Joinder Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that no Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement, any Joinder Agreement or any other interest herein or therein without the prior written consent of the Administrative Agent. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Revolving Credit Agreement (to the extent permitted by the Revolving Credit Agreement); and to the extent of any such permitted assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Revolving Credit Agreement, including Article IX thereof (concerning the Administrative Agent) and Section 10.06 thereof concerning assignments and participations. All references herein to the Administrative Agent shall include any successor thereof.
     19. Related Swap Contracts and Secured Cash Management Arrangements. All obligations of any Loan Party under or in respect of Related Swap Contracts and Secured Cash Management Arrangements (which are not prohibited under the terms of the Revolving Credit Agreement) to which any Lender or any Affiliate of any Lender is a party, shall be deemed to be Guaranteed Liabilities, and each Lender or Affiliate of a Lender party to any such Related Swap Contract or Secured Cash Management Arrangement shall be deemed to be a Revolving Secured Party hereunder with respect to such Guaranteed Liabilities; provided, however, that such obligations shall cease to be Guaranteed Liabilities at such time, prior to the Facility Termination Date, as such Person (or Affiliate of such Person) shall cease to be a “Lender” under the Revolving Credit Agreement.
     No Person who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall have, prior to the Facility Termination Date, any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Guarantors’ Obligations (including the release or modification of any Guarantors’ Obligations or security therefor) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Notwithstanding any other provisions of this Guaranty Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, the Guaranteed Liabilities arising under Related Swap Contracts and Secured Cash Management Arrangements to the extent the Administrative Agent has received written notice of such Obligations, together with such supportive documentation as it may request from the applicable Lender or Affiliate of a Lender. Each Revolving Secured Party not a party to the Revolving Credit Agreement who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of the Revolving Credit Agreement, and that with respect to the actions and omissions of the Administrative Agent hereunder or otherwise relating hereto that do or may affect such Revolving Secured Party, the Administrative Agent and each of its Related Parties shall be entitled to all the rights, benefits and immunities conferred under Article IX of the Revolving Credit Agreement.
     20. Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.
     21. Counterparts. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantors against whom enforcement is sought. Without limiting the foregoing provisions of this Section 21, the provisions of Section 10.10 of the Revolving Credit Agreement shall be applicable to this Guaranty Agreement.
     22. Termination. Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and each Joinder Agreement, and all of the Guarantors’ Obligations hereunder (excluding those Guarantors’ obligations relating to Guaranteed Liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.
     23. Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Administrative Agent or any other Secured Party provided by law or under the Revolving Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other credit extensions pursuant to the Revolving Credit Agreement and other Related Agreements shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Guarantor’s guaranty of the Guaranteed Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.
     24. Notices. Any notice required or permitted hereunder or under any Joinder Agreement shall be given, (a) with respect to each Guarantor, at the address of the Company indicated in Schedule 10.02 of the Revolving Credit Agreement and (b) with respect to the Administrative Agent or any other Revolving Secured Party, at the Administrative Agent’s address indicated in Schedule 10.02 of the Revolving Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 10.02 of the Revolving Credit Agreement for the giving and effectiveness of notices and modifications of addresses thereunder.
     25. Joinder. Each Person who shall at any time execute and deliver to the Administrative Agent a Joinder Agreement and who is identified therein as a “Guarantor” shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty Agreement shall be deemed to include such Person as a Guarantor hereunder.
     26. Governing Law; Venue; Waiver of Jury Trial.
     (a) THIS GUARANTY AGREEMENT AND EACH JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     (b) EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY JOINDER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING MECKLENBURG COUNTY, STATE OF NORTH CAROLINA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT OR A JOINDER AGREEMENT, SUCH GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

     (c) EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO SUCH GUARANTOR IN EFFECT PURSUANT TO SECTION 24 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NORTH CAROLINA.
     (d) NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE ANY GUARANTOR OR ANY OF SUCH GUARANTOR’S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.
     (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS GUARANTY AGREEMENT OR ANY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, EACH GUARANTOR AND THE ADMINISTRATIVE AGENT ON BEHALF OF THE REVOLVING SECURED PARTIES HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.
     (f) EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.
     27. Amendment and Restatement. The parties hereto agree that the Existing Guaranty Agreement is hereby amended and restated in this Guaranty Agreement, and this Guaranty Agreement shall constitute neither a release nor novation of any obligation or liability arising under the Existing Guaranty Agreement nor a refinancing of any indebtedness or obligations arising thereunder or under the Existing Credit Agreement or related documents, but rather the obligations and liabilities in effect under the Existing Guaranty Agreement shall continue in effect on the terms hereof.
[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

GUARANTORS:

ARNGAR, INC.
AUTOBAHN, INC.
AVALON FORD, INC.
CORNERSTONE ACCEPTANCE CORPORATION
FAA AUTO FACTORY, INC.
FAA BEVERLY HILLS, INC.
FAA CAPITOL N, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA DUBLIN N, INC.
FAA DUBLIN VWD, INC.
FAA HOLDING CORP.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA POWAY T, INC.
FAA SAN BRUNO, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FAA STEVENS CREEK, INC.
FAA TORRANCE CPJ, INC.
FIRSTAMERICA AUTOMOTIVE, INC.
FORT MILL FORD, INC.
FORT MYERS COLLISION CENTER, LLC
FRANCISCAN MOTORS, INC.
FRONTIER OLDSMOBILE-CADILLAC, INC.
KRAMER MOTORS INCORPORATED
L DEALERSHIP GROUP, INC.
MARCUS DAVID CORPORATION
MASSEY CADILLAC, INC.
ONTARIO L, LLC
SAI AL HC1, INC.
SAI AL HC2, INC.
SAI ANN ARBOR IMPORTS, LLC

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SUBSIDIARY GUARANTY AGREEMENT
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SAI ATLANTA B, LLC
SAI BROKEN ARROW C, LLC
SAI CHARLOTTE M, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FL HC2, INC.
SAI FL HC3, INC.
SAI FL HC4, INC.
SAI FL HC6, INC.
SAI FL HC7, INC.
SAI FORT MYERS B, LLC
SAI FORT MYERS H, LLC
SAI FORT MYERS M, LLC
SAI FORT MYERS VW, LLC
SAI IRONDALE IMPORTS, LLC
SAI LONG BEACH B, INC.
SAI MD HC1, INC.
SAI MONROVIA B, INC.
SAI MONTGOMERY B, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE M, LLC
SAI NASHVILLE MOTORS, LLC
SAI OK HC1, INC.
SAI OKLAHOMA CITY C, LLC
SAI OKLAHOMA CITY H, LLC
SAI ORLANDO CS, LLC
SAI RIVERSIDE C, LLC
SAI ROCKVILLE IMPORTS, LLC
SAI TN HC1, LLC
SAI TN HC2, LLC
SAI TN HC3, LLC
SAI TULSA N, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC — 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC — CALABASAS V, INC.
SONIC — CARSON F, INC.

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SUBSIDIARY GUARANTY AGREEMENT
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SONIC — COAST CADILLAC, INC.
SONIC — DENVER T, INC.
SONIC — DOWNEY CADILLAC, INC.
SONIC — HARBOR CITY H, INC.
SONIC — LAS VEGAS C EAST, LLC
SONIC — LAS VEGAS C WEST, LLC
SONIC — LLOYD NISSAN, INC.
SONIC — LLOYD PONTIAC — CADILLAC, INC.
SONIC — LONE TREE CADILLAC, INC.
SONIC — LS, LLC
SONIC — MANHATTAN FAIRFAX, INC.
SONIC — MASSEY CHEVROLET, INC.
SONIC — NEWSOME CHEVROLET WORLD, INC.
SONIC — NEWSOME OF FLORENCE, INC.
SONIC — SANFORD CADILLAC, INC.
SONIC — SHOTTENKIRK, INC.
SONIC — STEVENS CREEK B, INC.
SONIC — WILLIAMS CADILLAC, INC.
SONIC AGENCY, INC.
SONIC AUTOMOTIVE — 1720 MASON AVE., DB, INC.
SONIC AUTOMOTIVE — 1720 MASON AVE., DB, LLC
SONIC AUTOMOTIVE — 6008 N. DALE MABRY, FL, INC.
SONIC AUTOMOTIVE — 9103 E. INDEPENDENCE, NC, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC
SONIC AUTOMOTIVE-3700 WEST BROAD STREET, COLUMBUS, INC.

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SUBSIDIARY GUARANTY AGREEMENT
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SONIC AUTOMOTIVE-4000 WEST BROAD STREET, COLUMBUS, INC.
SONIC CALABASAS M, INC.
SONIC DEVELOPMENT, LLC
SONIC DIVISIONAL OPERATIONS, LLC
SONIC FREMONT, INC.
SONIC OF TEXAS, INC.
SONIC RESOURCES, INC.
SONIC SANTA MONICA M, INC.
SONIC SANTA MONICA S, INC.
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.
SONIC WALNUT CREEK M, INC.
SONIC WILSHIRE CADILLAC, INC.
SONIC-BUENA PARK H, INC.
SONIC-CALABASAS A, INC.
SONIC-CAPITOL CADILLAC, INC.
SONIC-CAPITOL IMPORTS, INC.
SONIC-CARSON LM, INC.
SONIC-PLYMOUTH CADILLAC, INC.
SONIC-SATURN OF SILICON VALLEY, INC.
SONIC-VOLVO LV, LLC
SONIC-WEST COVINA T, INC.
SRE ALABAMA — 2, LLC
SRE ALABAMA-5, LLC
SRE CALIFORNIA — 1, LLC
SRE CALIFORNIA — 2, LLC
SRE CALIFORNIA — 4, LLC
SRE COLORADO — 1, LLC
SRE FLORIDA — 1, LLC
SRE FLORIDA — 2, LLC
SRE HOLDING, LLC
SRE NORTH CAROLINA — 2, LLC
SRE OKLAHOMA-1, LLC
SRE OKLAHOMA-2, LLC
SRE OKLAHOMA-5, LLC
SRE SOUTH CAROLINA — 3, LLC
SRE SOUTH CAROLINA — 4, LLC
SRE TENNESSEE-4, LLC
SRE VIRGINIA — 1, LLC

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SUBSIDIARY GUARANTY AGREEMENT
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SREALESTATE ARIZONA — 2, LLC SREALESTATE ARIZONA — 3, LLC STEVENS CREEK CADILLAC, INC. TOWN AND COUNTRY FORD, INCORPORATED VILLAGE IMPORTED CARS, INC. WINDWARD, INC.
By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI GA HC1, LP SONIC PEACHTREE INDUSTRIAL BLVD., L.P. SONIC — STONE MOUNTAIN T, L.P.
By:	SAI GEORGIA, LLC, as Sole General Partner

By: SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SONIC — LS CHEVROLET, L.P.
By:	SONIC — LS, LLC, as Sole General Partner

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SUBSIDIARY GUARANTY AGREEMENT
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PHILPOTT MOTORS, LTD.
SONIC — CADILLAC D, L.P.
SONIC — CAMP FORD, L.P.
SONIC — CARROLLTON V, L.P.
SONIC — FORT WORTH T, L.P.
SONIC — FRANK PARRA AUTOPLEX, L.P.
SONIC — HOUSTON V, L.P.
SONIC — LUTE RILEY, L.P.
SONIC — MESQUITE HYUNDAI, L.P.
SONIC — RICHARDSON F, L.P.
SONIC — UNIVERSITY PARK A, L.P.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE — 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE — 4701 I-10 EAST, TX, L.P.
SONIC AUTOMOTIVE OF TEXAS, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM B, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC-CLEAR LAKE VOLKSWAGEN, L.P.
SONIC-JERSEY VILLAGE VOLKSWAGEN, L.P.
SRE TEXAS — 1, L.P.
SRE TEXAS — 2, L.P.
SRE TEXAS — 3, L.P.
SRE TEXAS — 4, L.P.
SRE TEXAS — 5, L.P.
SRE TEXAS — 6, L.P.
SRE TEXAS — 7, L.P.
SRE TEXAS — 8, L.P.

By:	SONIC OF TEXAS, INC., as Sole General Partner

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SUBSIDIARY GUARANTY AGREEMENT
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SAI CLEARWATER T, LLC
By:	SAI FL HC2, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI COLUMBUS T, LLC
By:	SONIC AUTOMOTIVE, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI GEORGIA LLC
By:	SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI IRONDALE L, LLC
By:	SAI AL HC2, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI OKLAHOMA CITY T, LLC SAI TULSA T, LLC
By:	SAI OK HC1, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SUBSIDIARY GUARANTY AGREEMENT
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SAI ROCKVILLE L, LLC
By:	SAI MD HC1, INC., as Sole Member

By:	/s/ DAVID P. COSPER
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SUBSIDIARY GUARANTY AGREEMENT
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REVOLVING ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ ANGELO M. MARTORANA
	Name:	Angelo M. Martorana
	Title:	Assistant Vice President

SUBSIDIARY GUARANTY AGREEMENT
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